Fox Petroleum Inc. 10-Q/A
Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Fox Petroleum Inc. (the “Company”), on Form 10-Q for the quarter ended May 31, 2010, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, William Lieberman, Chief Executive Officer (Principal Executive Officer) of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the quarter ended May 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the quarter ended May 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2011	By:	/s/ William Lieberman
William Lieberman
Chief Executive Officer (Principal Executive Officer) Fox Petroleum Inc.